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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Univision Communications Inc.:

    As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K, into the Company's previously filed Registration Statements File Nos. 333-34559, 333-47017 and 333-56595.

ARTHUR ANDERSEN LLP
Roseland, New Jersey
June 24, 1999